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                   AMERICAN GENERAL SERIES PORTFOLIO COMPANY

                        SUPPLEMENT ISSUED JULY 27, 1999
                     TO STATEMENT OF ADDITIONAL INFORMATION
                             DATED OCTOBER 1, 1998
                  (AS SUPPLEMENTED THROUGH FEBRUARY 22, 1999)

All Funds

The following is added to the section entitled "Investment Restrictions" as a new second paragraph:

Calculation of each Fund's total assets for compliance with any of the following fundamental or operating policies or any other investment restrictions set forth in the Company's Prospectus or Statement of Additional Information will not include cash collateral held in connection with securities lending activities.

Stock Index Fund, MidCap Index Fund, and Small Cap Index Fund

On March 11, 1999, Bankers Trust announced that it had reached an agreement with the United States Attorney's Office in the Southern District of New York to resolve an investigation concerning inappropriate transfers of unclaimed funds and related recordkeeping problems that occurred between 1994 and early 1996. Pursuant to its agreement with the U.S. Attorney's Office, Bankers Trust pleaded guilty to misstating entries in the bank's books and records and agreed to pay a $3.5 million fine to the State of New York. The events leading up to the guilty pleas did not arise out of the investment advisory or mutual fund management activities of Bankers Trust or its affiliates.

As a result of the plea, absent an order from the SEC, Bankers Trust would not be able to continue to provide investment advisory services to the Funds. The SEC has granted an order to permit Bankers Trust and its affiliates to continue to provide investment advisory services to registered investment companies.

Asset Allocation Fund, Capital Conservation Fund and Government Securities Fund

The Asset Allocation Fund, Capital Conservation Fund, and Government Securities Fund may invest in mortgage dollar rolls. In a "dollar roll" transaction, a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received must be within 1.0% of the initial amount delivered.

A Fund's obligations under a dollar roll agreement must be covered by segregated liquid assets equal in value to the securities subject to repurchase by the Fund. To the extent that positions in dollar roll agreements are not covered by segregated liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds' limitations on borrowings. Dollar roll transactions for terms exceeding three months may be deemed "illiquid" and subject to a Fund's overall limitations on investments in illiquid securities.
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Asset Allocation Fund, International Equities Fund, Growth Fund, Growth & Income
Fund, MidCap Index Fund, Science & Technology Fund, Small Cap Index Fund, Social Awareness Fund and Stock Index Fund

STANDARD AND POOR'S DEPOSITORY RECEIPTS

Each of the Asset Allocation Fund, International Equities Fund, Growth Fund, Growth & Income Fund, MidCap Index Fund, Science & Technology Fund, Small Cap Index Fund, Social Awareness Fund and Stock Index Fund may, consistent with its objectives, purchase Standard & Poor's Depository Receipts ("SPDR's"). SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust which has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the S&P 500. This trust is sponsored by a subsidiary of the American Stock Exchange. SPDRs may be used or several reasons, including but not limited to facilitating the handling of cash flows or trading, or reducing transaction costs. The use of SPDRs would introduce additional risk to the Funds as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.

VA 9017-1B